EMERGING MARKETS GROWTH FUND/SM/

Seeks long-term growth of capital by investing in companies operating in developing countries around the world

[image of a globe]

Semi-Annual Report
For the Six Months Ended December 31, 2000


DEAR SHAREHOLDERS:

After posting a gain of 25.6% in the fiscal year ended June 30, Emerging Markets Growth Fund hit a severe downdraft in the first half of fiscal 2001. For the six months ended December 31, the value of an investment fell 28.6%* - the largest decline in any half-year since operations began in 1986.

* All percentage gain/loss figures are in U.S. dollars and include reinvestment of distributions unless otherwise indicated.

This was a rough period for virtually every market in which the fund invests. The unmanaged Morgan Stanley Capital International Emerging Markets Free (EMF) Index, which tracks stocks in 26 developing countries, tumbled 24.6% - one of the biggest six-month drops in its history.**

** The only market in the EMF Index that did not fall in U.S. dollar terms for the six months was Israel; it was up 1.0% (0.4% in local currency).


A CLOSER LOOK AT THE RESULTS

In the past, steep declines usually have been associated with events taking place within the fund's investment universe. The crises in Mexico in 1994, in Asia in 1997 and in Russia in the late summer of 1998 all were precipitated primarily by something that went wrong in countries where we were invested.

That was not the case this time. While a certain amount of negative news flowed out of some markets, there was no bombshell event - e.g., no shocking devaluation - that shattered the entire group. In fact, the period produced quite a bit of positive news. Earnings reports for many of the better-managed companies were favorable. Progress was made toward improving corporate governance in several developing countries, including Brazil. In Mexico, a historic shift in political power took place without turmoil.

[Begin chart]
EMGF Total Returns vs. Morgan Stanley Capital International Emerging Markets Free (EMF) Index for periods ended 12/31/00 (with distributions reinvested)

               EMERGING MARKETS         ANNUALIZED      MSCI EMERGING            ANNUALIZED
               GROWTH FUND (EMGF)                       MARKETS FREE INDEX
6 Months       -28.6%                   -               -24.6%                   -
12 Months      -31.0                    -               -30.6                    -
5 Years        +17.7                    +3.3%           -19.2                    -4.2%
10 Years       +241.0                   +13.1           +121.2                   +8.3

[End chart]

The catalyst for the downside volatility this time was a combination of events: the worldwide impact of rising energy prices and higher interest rates during the half-year, and the bursting of the Internet stock bubble. The latter development proved particularly devastating. It had a ripple effect on technology and telecommunications stocks, and the selling spilled over into other industries. The stocks of well-run, globally competitive companies were dragged lower along with securities of lesser quality. Latin American markets fared less badly than markets in Asia, but stocks nearly everywhere suffered. September-November was the worst period, accounting for most of the drop for both the index and the fund. In December, the index and the fund each went up nearly two-and-a-half percentage points.

For the entire July-December period, more than three-fourths of all stocks in our portfolio showed losses. Two of our largest positions - Samsung Electronics and Taiwan Semiconductor Manufacturing - plunged 62.6% and 49.5%, respectively. During the half-year, we took advantage of the selloff and added to our holdings in these and other securities that we consider attractive values.

On December 31, the fund owned shares in nearly 400 companies based in 41 countries. The percentages of net assets invested in the Asia-Pacific region was 37.8% and in Latin America, 31.0%. We had fairly small exposures in various countries in Eastern Europe, the Mediterranean and Africa. The most substantial of these was in Turkey, which represented 7.3% of net assets at the start of the fiscal period and 6.2% on December 31. The Turkish market fell 34% in November, mainly because of a crisis in part of that country's banking sector; it rebounded nearly 10% in December following the start of an International Monetary Fund program aimed at alleviating the crisis. The only other country in these regions where we had at least 5% of net assets invested at the end of the half-year was South Africa (5.0%).

[Begin chart]
TEN LARGEST EQUITY HOLDINGS

                                           PERCENT      PERCENT OF GAIN/LOSS FOR THE
                                           OF NET       SIX MONTHS ENDED 12/31/00*
                                           ASSETS       (IN U.S. DOLLARS)
Telefonos de Mexico(Telmex)                6.06%        -21.01%
Taiwan Semiconductor Manufacturing         4.34         -49.53
Samsung Electronics                        3.82         -62.61
China Mobile                               2.75         -38.08
Turkiye Is   Bankasi                       2.58         -23.16
Banco Itau                                 2.45         +7.92
Cia. de Bebidas das Americas               2.40         - **
Infosys Technologies                       2.27         -34.63
Grupo Televisa                             1.82         -34.81
Petroleo Brasileiro (Petrobras)            1.79         -21.53

* The percent change reflects the increase or decrease in the market price per share of respective equity securities held in the portfolio for the entire period. The actual gain or loss on the total position in the fund may differ from the percentage shown.
** Cia. de Bebidas das Americas shares were acquired in September 2000 as a result of the merger between Cia. de Bebidas das Americas and Cia. Cervejaria Brahma, which was in the fund's portfolio prior to the merger.
[End chart]


A LONGER TERM VIEW

Emerging Markets Growth Fund will be 15 years old in May. As we approach that milestone, it is worth pointing out that, since operations began, stock prices in countries where we invest have always been highly volatile. The down moves have been unnerving, trying the patience of investors. The up moves have been rewarding. For those shareholders who have stayed the course, the good years have clearly outweighed the bad. The fund's total return has been negative in only two fiscal years: -1.2% in 1995 and -27.6% in 1998. There have been four years it has risen more than 30%, including three years when it went up more than 40%.

[Begin chart]
WHERE THE FUND'S ASSETS ARE INVESTED

                      PERCENT    OF NET    ASSETS       MSCI EMF   INDEX/1/   MARKET VALUE OF HOLDINGS
                      12/31/99   6/30/00   12/31/00     6/30/00    12/31/00   12/31/00 (IN THOUSANDS)
ASIA-PACIFIC

China                 .6%        1.2%      3.1%         6.5%       6.5%       $539,002

Hong Kong             1.3        1.5       1.4          -          -          244,458

India                 7.8        8.1       8.8          7.5        7.5        1,514,205

Indonesia             2.8        1.9       1.7          1.0        .8         293,819

Malaysia              1.7        2.2       2.1          6.5/2/     6.4/2/     361,310

Pakistan              .1         -         .1           .3         .3         11,779

Philippines           1.4        1.0       2.0          .8         .9         346,635

South Korea           10.9       15.2      10.3         14.0       9.3        1,776,185

Sri Lanka             -          -         -            .0         .0         2,273

Taiwan                9.1        10.0      8.1          12.7/3/    11.8/3/    1,400,941

Thailand              .6         .2        .2           1.7        1.5        34,876

Vietnam               -          -         -            -          -          646

TOTAL                 36.3        41.3     37.8         51.0       45.0       6,526,129

LATIN AMERICA

Argentina             3.1        1.1       .8           1.7        1.4        131,258

Brazil                9.6        10.7      13.9         8.6        10.6       2,388,277

Chile                 1.8        1.0       1.2          2.8        3.1        210,889

Mexico                12.7       13.7      14.3         9.3        9.6        2,461,084

Panama                .1         -         .1           -          -          11,305

Peru                  1.1        .5        .4            .6        .3         66,971

Republic of Colombia   -          .1        .1           .2         .3         13,544

Venezuela             .5         .4        .2           .5         .5         40,883

TOTAL                 28.9       27.5      31.0         23.7       25.8       5,324,211

EASTERN EUROPE

Bulgaria              -          -         -            -          -          7,245

Czech Republic        .5         .5        .4           .6         .7         63,702

Hungary               2.0        1.6       .6           1.0        1.0        96,754

Kazakhstan            -          -         -            -          -          398

Poland                1.6        1.9       2.1          1.2        1.5        361,433

Republic of Croatia   .4         .3        .5           -          -          88,647

Russian Federation/4/   1.7        1.9       2.1          2.1        2.0        353,458

Ukraine               -          -         -            -          -          1,231

TOTAL                 6.2        6.2       5.7          4.9        5.2        972,868

OTHER MARKETS

Botswana              -          -         -            -          -          3,131

Egypt                 .8         .6        .5           -          -          93,067

Estonia               .1         -         -            -          -          4,205

Ghana                 .1         -         -            -          -          5,360

Greece                1.1        .7        .7           4.3        5.5        118,639

Israel                2.4        4.2       3.9          4.6        5.9        663,797

Kenya                 -           -        -            -          -          251

Mauritius             -          -         -            -          -          6,476

Morocco               .1         .1        .1           -          -          19,109

Nigeria               -          .1        .1           -          -          11,617

Portugal              .2         .2        .1           -          -          22,841

South Africa          6.5        5.6       5.0          8.0        9.7        867,807

Turkey                9.8        7.3       6.2          3.4        2.8        1,063,323

TOTAL                 21.1       18.8      16.6         20.3       23.9       2,879,623

MULTINATIONAL         2.7        2.7       1.9                                333,825

OTHER/5/              2.4        1.5       1.2                                208,842

CASH & EQUIVALENTS    2.4        2.0       5.8                                1,005,715

TOTAL                 100.0%     100.0%    100.0%                             $17,251,213

/1/ Morgan Stanley Capital International Emerging Markets Free (EMF) Index also includes Jordan (0.1% at 12/31/00 and 6/30/00). A dash indicates that the market is not included in the index. Source: Morgan Stanley Capital International Perspective.
/2/ In November 1998, Malaysia was removed from the index; in May 2000, it was re-included at full weight.
/3/ In November 2000, Taiwan's weighting in the index was increased from 65% to
    80% of that country's market capitalization.
/4/ Includes investments in companies incorporated outside the region that have significant operations in the region.
/5/ Includes stocks in initial period of acquisition. Also may include investments in markets where the holdings represent a percentage of net assets of less than 0.05%.
[End chart]


[Begin chart]
PERCENT CHANGE IN KEY MARKETS/1/

                                                  SIX MONTHS        ENDED 12/31/00
                                                  EXPRESSED IN U.S. DOLLARS   EXPRESSED IN LOCAL CURRENCY
Argentina                                         -22.4%            -22.5%
Brazil (Free)/2/                                  -11.2             -4.2
Chile                                             -8.4              -2.6
China (Free)/2/                                   -31.1             -31.1
Colombia                                          -5.6              -2.1
Czech Republic                                    -4.3              -3.1
Greece                                            -21.4             -18.8
Hungary                                           -20.6             -17.4
India                                             -19.0             -15.4
Indonesia (Free)/2/                               -32.6             -25.4
Israel                                            1.0               0.4
Jordan                                            -8.0              -8.0
Malaysia (Free)/2/                                -19.3             -19.3
Mexico (Free)/2/                                  -15.5             -17.0
Pakistan                                          -13.3             -4.4
Peru                                              -21.4             -20.8
Philippines (Free)/2/                             -14.2             -0.7
Poland                                            -5.5              -10.3
Russia                                            -25.9             - /3/
South Africa                                      -2.2              9.1
South Korea                                       -48.1             -41.1
Sri Lanka                                         -29.4             -26.2
Taiwan                                            -43.3             -39.1
Thailand (Free)/2/                                -31.7             -24.4
Turkey                                            -39.5             -34.5
Venezuela                                         -12.2             -9.9
Emerging Markets Growth Fund                      -28.6

/1/ Including reinvestment. All indexes are compiled by Morgan Stanley Capital
    International and are unmanaged.
/2/ The fund is invested in the "free" Brazilian, Chinese, Indonesian,
    Malaysian, Mexican, Philippine and Thai stock markets, which consist of securities that can be purchased by investors other than resident nationals.
/3/ Index is quoted in U.S. dollars only.
[End chart]

Over the fund's lifetime, the value of an investment has increased 1,087.2%, or an average of 18.5% a year. Figures for the EMF Index are available dating back to the start of 1988. Since then, the index has generated a total return of 358.3% or an average of 12.4% a year; the fund's total return for this same period was 755.5% or an average of 18.0% a year.

Many positive changes have taken place in our investment universe during the fund's lifetime. A number of markets have matured, and regulatory authorities have become somewhat more conscious of the rights of minority shareholders. We believe they are coming around to the realization that careful attention must be paid to these rights in order to continue attracting investment capital.

There has been other significant progress as well. Our research operation has expanded year after year. We have treated difficult periods - including this one - as unique opportunities to identify undervalued situations and make additions to the portfolio. It is important to note that the growth of revenues and earnings for quality companies more often than not has been impressive, as have their improvements in management depth.


A LOOK AHEAD

Despite the severity of this latest decline, our view of the future of emerging markets investing is unchanged. We continue to believe it makes sense to invest in these volatile markets, as long as one can maintain a long-term perspective through all types of market conditions. We remain optimistic about the outlook for the companies in which we invest. Toward the close of the half-year, we saw some improvement in the fund's relative results, along with a slightly better tone in several markets. Valuations have reached extraordinarily low levels, and at some point this may well lead to an upward move in prices. However, it is by no means clear that the downswing in these markets is over. Although interest rates are starting to retreat, slower growth in the United States and other industrialized nations is creating a negative investment environment for many companies in the developing world, especially those that are export-oriented. That process may not have completely run its course.

We look forward to reporting to you again in another six months.

Sincerely,

/s/ Walter P. Stern
Walter P. Stern
Chairman of the Board

/s/ Nancy Englander
Nancy Englander
President

February 16, 2001


Here are the total returns and average annual compound returns with all distributions reinvested for periods ended December 31, 2000 - 10 years:
+241.03%, or +13.05% a year; 5 years: +17.74%, or +3.32% a year; 12 months:
-30.98%.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. INVESTING OUTSIDE THE UNITED STATES IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS AND POLITICAL INSTABILITY, WHICH ARE DETAILED IN THE PROSPECTUS.


THE INVESTMENT LANDSCAPE


The geographic concentrations of assets found in Emerging Markets Growth Fund's portfolio rarely reflect any determination on our part to invest more in one country or region. More often, they are the by-product of buy and sell decisions made on a stock-by-stock basis, based on intensive, proprietary research. While the emphasis of that research is on companies, EMGF's portfolio managers and analysts also keep a close eye on political and macroeconomic considerations that can affect our holdings. Here is a look at the investment landscape in the fund's five largest areas of concentration on December 31. The five account for more than half of net assets. (Percentage changes for markets and stock prices are in U.S. dollars.)


MEXICO (14.3% OF NET ASSETS)

The transition that elevated Vicente Fox to the presidency was largely devoid of unrest and upheaval. It took place against a backdrop of stability that suggests a furthering of the democratic process in the country and represents a contrast to the rather chaotic financial conditions that prevailed when the administration of Ernesto Zedillo took office.

The economy inherited by President Fox is strong. While poverty continues to be a serious problem, especially in rural areas, unemployment among skilled workers is low and the economy is growing at an annual rate of about 7%. This has led to some apprehension about a possible upsurge in inflation. To counter these fears, the central bank has raised interest rates.

Robust exports to the United States have been a key driver of the expansion. Growing concern that the United States could be headed for a recession has contributed to weakness in Mexican stock prices, including the shares of many of the fund's holdings. One of the few investments in that country that managed to buck the trend was Coca-Cola FEMSA - it rose 19% from July through December.

Relative to the EMF Index, the Mexican market declined less during this period than almost any market where we have extensive assets. Our largest holding, Telefonos de Mexico (Telmex), went down less than the market as a whole, declining 21%. There have been several recent developments affecting the company. The government has enacted rules calling for access rates to be more closely tied to actual costs. Additionally, Telmex is separating its fixed line business from its wireless and international assets. This transaction differs from those undertaken recently by other integrated telecommunications companies; it represents a full spinoff rather than a partial listing or tracking stock. The spinoff should benefit each of the new entities and allow for less regulatory scrutiny of the wireless business. We are taking a close, careful look at the two resulting firms - New Telmex (fixed line) and America Movil (wireless/international).


BRAZIL (13.9% OF NET ASSETS)

Brazil's economy continued to perform reasonably well during the July-December period. Inflation remained low and unemployment declined. Gross domestic product expanded at a rate of about 4% a year. This showing, while certainly not spectacular, represents an interesting contrast to the weakness and turmoil that enveloped the country only a short time ago and bears testimony to the fiscal reforms and pro-investment policies that have been pursued by the administration of President Cardoso.

Questions are being raised about the prospects for sustaining the expansion. Interest rates have come down, and additional liquidity is being created. However, the pace of future growth will depend to a considerable extent on the health of the world economy and the government's ability to press ahead with programs that have helped attract foreign capital to Brazil. Another key factor is the situation in nearby Argentina, where the fiscal picture has deteriorated. The absence of crisis in the region is an important consideration if Brazil is to stay on the path of accelerating growth.

During the July-December period, Brazil's stock market gave up about one-third of the gain it had achieved over the previous 12 months. This market has felt the full effects of the worldwide selloff in technology and telecommunications shares. Many of the fund's holdings have been driven sharply lower, including the stocks of six companies spun off from Telecomunicacoes Brasileiras (Telebras). Our two largest positions in the banking sector held their ground fairly well. Banco Itau and Unibanco rebounded in December and finished the half-year up 8% and 1%, respectively.


SOUTH KOREA (10.3% OF NET ASSETS)

Gross domestic product grew at an annual rate of more than 7% in calendar 2000. Recently, the month-to-month gains have tapered off. The trade surplus for the calendar year was around $12 billion, which is in line with the government's target. The won has weakened but still ranks as one of the strongest emerging markets currencies.

The financial and corporate sectors continue to generate negative news - bankruptcies, liquidations, forced consolidations. In the July-December period, Daewoo Motors was placed into court receivership along with Dong Ha, a huge construction firm that had debts totaling 3.7 trillion won when creditors pulled the plug on the company.

The government is moving forward with a restructuring. In December it announced plans to inject capital into a number of troubled banks and merge five of those banks under one financial holding company. Long term, we view the process of reforming this sector as a very positive development. Our portfolio includes several well-capitalized banks that are not the focus of reform efforts.

The Korean portion of the portfolio is concentrated in technology-related companies. During the first half of our fiscal year, these investments suffered the same fate as most tech stocks in other markets. Samsung Electronics fell 63% for the six months after gaining 222% during our 2000 fiscal year. The Korean market as a whole was down 48% for this period, while the Kosdaq (Korea's version of the Nasdaq) fell 65%.


INDIA (8.8% OF NET ASSETS)

A combination of higher oil prices, rising interest rates, drought-impaired agricultural output and diminished consumer confidence combined to reduce India's growth rate in the second half of calendar 2000. Recent figures suggest that the economy may sustain a 6% growth rate for the 12-month period ended March 2001 and slip to the 4 1/2 - 5% level for fiscal 2002.

India's stock market has been adversely affected. During the six months ended December 31, it fell 19%, less than many other emerging markets. Following a pattern that has become all too evident in other developing countries, this market was hurt by the global meltdown in technology, media and telecommunications stocks. The fund's largest Indian high-tech holding, Infosys, fell 35% from July through December despite reporting earnings that were above expectations. Quality stocks in other industries also have been dragged lower. Hindustan Lever - the country's dominant consumer franchise and one of the fund's biggest Indian investments - fell 30% in price for the six months; that drop can be traced largely to concern over the tapering off in the economy and its effect on the company's revenues and earnings.

Interestingly, the slippage in the Indian market has come at a time when there is evidence that the country may at last be moving down the path of greater liberalization and reform. Prime Minister Vajpayee and Finance Minister Sinha appear to have built strong support for the idea that privatization proceeds are urgently required to offset the growing fiscal deficit and to alleviate the government's borrowing needs. It should be noted that the reform process, while a decade old, has frequently been derailed by government changes, an entrenched bureaucracy and strong labor opposition. The commitment to removing a host of quantitative restrictions on imports by April should be a good litmus test since it promises to open up India's markets, exposing thousands of local companies to meaningful competition for the first time. This could result in restructuring and cost cutting that would make many Indian companies more competitive.


TAIWAN (8.1% OF NET ASSETS)

The Taiwanese economy has slowed substantially. After expanding at about a 7% annual rate, it began losing steam midway through the October-December quarter. Growth in the 4 - 4 1/2% range is forecast for calendar 2001.

A primary cause of the slowdown has been a deceleration in export growth, especially shipments of semiconductors and related products to the United States. Inventories of microchips have risen as demand for PCs and other end-user products has softened, not only in the U.S. but in Europe as well. Exports of chemicals, textiles and other goods also have lost some momentum.

Meanwhile, domestic demand has weakened, and there is concern over nonperforming loans. The monetary authorities have been moving ahead with plans to create a national asset management company for the purpose of carving bad debt out of the system - mostly debt involving "old economy" companies. Another concern is the possibility that reduced confidence in the country's economic prospects could translate into a flight of capital. To that end, the central bank recently imposed a 5% reserve requirement on foreign currency deposits.

All of these developments have taken place against a backdrop of uneasiness over Taiwan's political situation. In the wake of Chen Shui-bian's victory over the Nationalists in the March 2000 election, his Democratic Progressive Party has found itself increasingly at odds with the Kuomintang-controlled legislature, and this has cast doubt over Mr. Chen's ability to govern effectively.

As stock markets often do, Taiwan's market overreacted to this spate of negative news. During the fiscal half-year, it fell 43%. The fund's Taiwanese holdings are concentrated in the semiconductor industry. These have been successful investments for the fund in the past, and we believe they will be again in the future. However, all of them took a hit during the six months. The largest of these positions, Taiwan Semiconductor Manufacturing, the world's biggest integrated circuit foundry, dropped 50% in price after recording a 59% gain in fiscal 2000.


ABOUT THE FUND, ITS ADVISER & ITS PORTFOLIO

Emerging Markets Growth Fund was organized in 1986 by the International Finance Corporation (IFC), an affiliate of the World Bank, as a vehicle for investing in the securities of companies based in developing countries. The premise behind the formation of the fund was that rapid growth in these countries could create very attractive investment opportunities. It also was felt that the availability of equity capital would stimulate the development of capital markets and encourage countries to liberalize their investment regulations.

An affiliate of Capital International, Inc., the fund's current investment adviser, was selected by the IFC from a number of global investment firms to manage EMGF. The fund started with $50 million in assets, 13 institutional shareholders and a small portfolio of stocks representing four markets. Today it has more than 300 times that amount of assets, together with over 700 shareholders - many of whom have been with us for quite a few years - and a portfolio of securities representing nearly 400 companies based in Latin America, Eastern Europe, the Mediterranean, the Asia-Pacific region and Africa.

Initially, the fund's investments were primarily in companies domiciled in Southeast Asia and involved in industries important to a developing country's infrastructure. While the fund still holds a number of these investments, over the years the portfolio has become increasingly global, and within Asia there has been a shift toward manufacturing-based businesses, quite a few of which are found in countries in the Northeast that have developed a strong industrial base.

Capital International, Inc. is one of The Capital Group Companies. These companies form one of the world's most experienced investment advisory organizations, with roots dating back to 1931. The organization has been involved in international investing since the 1950s. Its investment management affiliates employ a value-oriented, research-driven approach. They maintain a global investment intelligence network that continues to grow and currently employs more than 100 investment professionals based on three continents. These professionals include analysts and portfolio managers, born in over 30 countries, who speak a variety of languages. They travel millions of miles each year, keeping a close watch on industry trends and government actions and scrutinizing thousands of companies, including firms based in less-developed countries.

As EMGF has grown, its adviser has devoted increased resources to the task of evaluating and managing investments in emerging markets. Currently the organization has more than 30 analysts covering these markets, compared with four in 1986; these analysts also manage a portion of the fund. The bulk of its assets are managed by nine portfolio managers, compared with two in 1986. During the mid-1990s, an extremely tough time for emerging markets, this team of investment professionals and analysts remained essentially intact.

The Capital organization's extensive research effort combines intensive company and industry analysis with a political and macroeconomic overview, and we believe it has given our family of companies - and the funds they manage, including Emerging Markets Growth Fund - a competitive edge.

EMERGING MARKETS GROWTH FUND
INVESTMENT PORTFOLIO, DECEMBER 31, 2000

                                                               Equity    Securities
                                                   Common   Preferred   Convertible         Percent of
Industry Diversification                           Stocks      Stocks         Bonds Bonds   Net Assets
   Banks                                           10.74%       2.63%             -     -       13.37%
   Semiconductor Equipment & Products               10.99        0.07             -     -        11.06
   Diversified Telecommunication                     9.83        0.51             -     -        10.34
       Services
   Wireless Telecommunication Services               6.06        2.50         0.07% 0.02%         8.65
   Beverages                                         6.47        0.54             -     -         7.01
   IT Consulting & Services                          6.18           -             -     -         6.18
   Oil & Gas                                         3.94        0.92          0.01     -         4.87
   Other                                            29.49        1.79          0.31  1.10        32.69
                                                   83.70%       8.96%         0.41% 1.12%        94.17
   Short-Term Securities                                                                          4.57
   Excess of cash and receivables                                                                 1.26
         over payables
   Net Assets                                                                                  100.00%


(unaudited)                                                                       Number of
                                                                       Shares or        Market  Percent
                                                                       Principal         Value   Of Net
EQUITY SECURITIES                                                         Amount          (000)  Assets
(Common and preferred stocks
 and convertible bonds)

ARGENTINA 0.66%
BI SA (acquired 10/21/93,                                               6,130,000    $   6,302     .04%
 cost: $5,699,000)(1)
Grupo Financiero Galicia SA, Class B (2)(3)                             8,673,825        12,945
Grupo Financiero Galicia SA,                                            3,227,275        47,804      .35
 Class B (ADR) (2)(3)
Hidroneuquen SA (acquired 11/11/93,                                    28,022,311        14,042      .08
 cost: $29,111,000)(1)(2)(3)
IRSA Inversiones y Representaciones SA                                     42,510            71
IRSA Inversiones y Representaciones SA                                     27,201           449      .00
 (GDR) (3)
Nortel Inversora SA, Class A, preferred(ADR)                              625,231         5,996
(acquired 11/24/92, cost; $4,136,000)(1)
Nortel Inversora SA, Class B, preferred(ADR)                              200,640         1,605      .04
Quilmes Industrial SA, nonvoting                                        2,782,400        25,042      .15
 preferred (ADR)

                                                                                        114,256      .66



BOTSWANA 0.02%
Sechaba Breweries Ltd.                                                  3,577,700         3,131      .02





BRAZIL 13.60%
Aracruz Celulose SA, Class B, preferred                                   528,000        7,887       .05
 nominative (ADR)
Banco Alfa de Investimento SA, preferred                                4,507,000         6,128      .04
 nominative (formerly Banco Real de
 Investimento SA)
Banco Itau SA, preferred nominative                                 4,452,131,000       422,598     2.45
Bompreco SA Supermercados do Nordeste,                                    449,150         2,695      .02
 preferred nominative (GDR) (3)
Brasil Telecom Participacoes SA,                                           94,100         5,552      .03
 preferred nominative (ADR)(formerly
 Tele Centro Sul Participacoes SA) (3)
Cia de Bebidas das Americas - AmBev (3)                                16,075,060       413,933     2.40
Cia. de Tecidos Norte de Minas - COTEMINAS,                             2,777,384           164
 ordinary nominative
Cia. de Tecidos Norte de Minas - COTEMINAS,                               535,000         1,538
 ordinary nominative (GDR)
Cia. de Tecidos Norte de Minas - COTEMINAS,                           182,642,887        12,370      .08
 preferred nominative
Cia. Energetica de Minas Gerais - CEMIG,                                2,543,582        36,564      .21
 preferred nominative (ADR)
Cia. Vale do Rio Doce, ordinary nominative                              1,042,700        24,877
Cia. Vale do Rio Doce, preferred nominative                             6,062,637       147,777     1.00
 (ADR) (3)
Consorcio Real Brasileiro de Administracao                                873,000           918      .01
 SA, Class F, preferred nominative
Embratel Participacoes SA, preferred                                    4,105,915        64,412      .37
 nominative (ADR)
GP Capital Partners, LP (acquired 1/28/94,                                 27,000        12,319      .07
 cost: $17,377,000)(1)
Itausa - Investimentos Itau SA,                                        91,501,372        90,609      .52
 preferred nominative
Petroleo Brasileiro SA -- PETROBRAS,                                    2,169,310        53,982
 ordinary nominative
Petroleo Brasileiro SA -- PETROBRAS,                                    3,920,900        99,003
 ordinary nominative (ADR) (3)
Petroleo Brasileiro SA -- PETROBRAS,                                    6,813,280       156,705     1.79
 preferred nominative (ADR)
Realpar Participacoes SA, Class A,                                          3,000          -        -
 preferred nominative (3)(4)
Real SA Participacoes e Administracao,                                      3,000             3      .00
 Class A, preferred nominative
Tele Celular Sul Participacoes SA,                                    154,223,600           316
 ordinary nominative
Tele Celular Sul Participacoes SA,                                      2,007,900        52,456      .31
 preferred nominative (ADR)
Tele Centro Oeste Celular Participacoes SA,                             3,092,000            15
 ordinary nominative
Tele Centro Oeste Celular Participacoes SA,                             7,003,225        67,844      .39
 preferred nominative (ADR)
Telecomunicacoes Brasileiras SA, preferred                                907,000        66,098      .38
 nominative (ADR)
Tele Leste Celular Participacoes SA,                                    3,437,834             4
 ordinary nominative (3)
Tele Leste Celular Participacoes SA,                                      281,647         9,717      .06
 preferred nominative (ADR) (3)
Telemig Celular Participacoes SA,                                       9,071,600            38
 ordinary nominative
Telemig Celular Participacoes SA,                                         997,358        59,343
 preferred nominative (ADR)
Telemig Celular Participacoes SA, Class C,                            385,295,000         9,092      .40
 preferred nominative
Tele Nordeste Celular Participacoes SA,                                 3,092,000             7
 ordinary nominative (3)
Tele Nordeste Celular Participacoes SA,                                   832,274        34,435      .20
 preferred nominative (ADR)
Tele Norte Celular Participacoes SA,                                    8,728,300             6
 ordinary nominative
Tele Norte Celular Participacoes SA,                                      395,642        13,353      .08
 preferred nominative (ADR)
Telesp Celular Participacoes SA,                                    3,368,784,393        35,520
 preferred nominative
Telesp Celular Participacoes SA, preferred                              5,544,730       149,708     1.07
 nominative (ADR)
Unibanco-Uniao de Bancos                                            1,302,252,000        74,821
 Brasileiros SA, units
Unibanco-Uniao de Bancos                                                7,092,450       208,784     1.64
 Brasileiros SA, units (GDS)
Votorantim Celulose e Papel SA (ADR)                                      331,000         4,613      .03

                                                                                      2,346,204    13.60



CHILE 1.22%
Antofagasta PLC                                                         4,905,330       31,873       .18
Cia Cervecerias Unidas SA (ADS)                                           872,900        18,767      .11
Distribucion y Servicio D&S SA (ADR)                                    1,538,000        26,819      .16
Embotelladora Andina SA, Class A,                                       3,498,050        41,977
 preferred nominative (ADR)
Embotelladora Andina SA, Class B, preferred                             2,743,273        26,233      .39
 nominative (ADR)
Empresa Nacional de Electricidad SA (ADR)(3)                            4,552,918        49,513      .29
Lan Chile SA (ADS)(formerly Linea Aerea                                 1,019,700         8,094      .05
 Nacional Chile SA)
Santa Isabel SA (ADR) (3)                                                 610,600         3,854      .02
Sociedad Quimica y Minera de Chile SA,                                      9,825           206
 Class A (ADR)
Sociedad Quimica y Minera de Chile SA,                                    169,200         3,553      .02
 Class B (ADR)

                                                                                        210,889     1.22



CHINA 3.13%
AsiaInfo Holdings, Inc.(3)                                                546,100         5,120      .03
China Eastern Airlines Corp. Ltd., Class H(3)                          41,520,000         6,548
China Eastern Airlines Corp. Ltd.,                                        175,700         2,668      .05
 Class H (ADR) (3)
China Mobile (Hong Kong) Ltd. (3)                                      83,457,900       455,855
China Mobile (Hong Kong) Ltd. (ADR) (3)                                   238,000         6,456
China Mobile (Hong Kong) Ltd. 2.25%                                   $12,000,000        12,000     2.75
 convertible notes November 3, 2005
Huaneng Power International, Inc.,                                      1,052,400        19,864      .12
 Class H (ADR)
Jiangsu Expressway Co. Ltd., Class H (2)                              107,774,000        16,997      .10
Shandong International Power Development Co.                           85,561,000        13,494      .08
 Ltd., Class H (Hong Kong) (2)

                                                                                        539,002     3.13



COLOMBIA 0.08%
Bancolombia SA, preferred nominative (3)                               27,088,700        13,544      .08





REPUBLIC OF CROATIA 0.51%
PLIVA DD (GDR)                                                          7,544,396        88,647      .51





CZECH REPUBLIC 0.37%
CESKE RADIOKOMUNIKACE AS (GDR)(3)                                       1,186,800        40,055      .23
CESKY TELECOM, AS (3)                                                   1,737,300        23,609
CESKY TELECOM, AS (GDR)(3)                                                  2,800            38      .14

                                                                                         63,702      .37



EGYPT 0.54%
AL-Ahram Beverages Co. (GDR)(2)(3)                                      1,058,920        13,660      .08
MobiNil-Egyptian Co. for Mobile Services(3)                             4,070,000        79,407      .46

                                                                                         93,067      .54



ESTONIA 0.02%
AS Eesti Telekom (GDR)                                                    278,500         4,205      .02





GHANA 0.03%
Ashanti Goldfields Co. Ltd. (3)                                                 1             0
Ashanti Goldfields Co. Ltd. (GDR)(3)                                            1             0      .03
Ashanti Goldfields Co. Ltd.                                           $8,860,000          5,360
 5.50% exchangeable note March 15, 2003

                                                                                          5,360      .03



GREECE 0.69%
Hellenic Bottling Co. SA (3)                                            5,766,838        93,393      .54
Hellenic Telecommunications Organization                                2,120,200        15,371      .09
 SA (ADR)
Panafon Hellenic Telecommunications                                       198,600         1,486      .01
 Co. SA (3)
Stet Hellas Telecommunications SA (ADR) (3)                               798,950         8,389      .05

                                                                                        118,639      .69



HONG KONG 1.42%
China.com Corp. (3)                                                     4,827,400        21,723      .13
China Resources Enterprise, Ltd.                                       37,080,800        47,307      .27
COSCO Pacific Ltd.                                                     27,017,000        20,958      .12
First Pacific Co. Ltd.                                                107,816,822        30,759      .18
Legend Holdings Ltd.                                                  193,388,400       121,500      .71
New World China Land Ltd.(Cayman Islands)(3)                            7,838,600         2,211      .01

                                                                                        244,458     1.42



HUNGARY 0.56%
Graboplast Textil- es Muborgyarto Rt (3)                                  141,200         1,006      .01
Magyar Tavkozlesi Rt.                                                   9,666,510        40,294      .23
MOL Magyar Olaj- es Gazipari Rt. (3)                                    2,652,217        44,958
MOL Magyar Olaj- es Gazipari Rt. (GDR)                                    630,400        10,496      .32

                                                                                         96,754      .56



INDIA 8.78%
ABB ALSTOM POWER India Ltd.(3)                                            480,849           268      .00
Bajaj Auto Ltd.                                                         4,280,950        20,734
Bajaj Auto Ltd. (GDR)                                                     436,800         2,512      .13
Bharat Petroleum Corp. Ltd.                                            10,035,400        26,149      .15
Cadbury India Ltd.                                                      1,251,406        15,160      .09
Carrier Aircon Ltd.                                                       911,500         1,903      .01
Castrol India Ltd. (2)                                                  6,294,800        36,876      .21
Credit Rating Information Services of India                                15,000            61      .00
Cummins India Ltd.                                                      9,250,000        16,591      .10
Essar Steel Ltd. (3)                                                           20            -        -
Essel Packaging Ltd.                                                       27,200           165      .00
Flex Industries Ltd. (3)                                                   88,998            75      .00
Grasim Industries Ltd.                                                         62            -        -
HCL Technologies America, Inc. (3)                                        400,000         4,584      .03
HDFC Bank Ltd.                                                          3,897,152        18,604      .11
Hindalco Industries Ltd.                                                1,814,000        28,741      .17
Hindustan Lever Ltd.                                                   45,986,500       204,132     1.18
Hindustan Petroleum Corp. Ltd.                                            780,415         2,347      .01
Housing Development Finance Corp. Ltd.                                  2,943,000        34,213      .20
ICICI Ltd. (2)                                                         12,296,130        24,864
ICICI Ltd. (ADR) (2)                                                    6,899,140        72,441      .56
Indian Rayon and Industries Ltd.                                          734,975         1,325
Indian Rayon and Industries Ltd. (GDR)                                    384,200           673      .01
Industrial Credit and Investment Corp.                                  3,818,000        24,340      .14
 of India Ltd. (ADR) (3)
Infosys Technologies Ltd.                                               3,103,180       381,489
Infosys Technologies Ltd. (ADR)                                           114,000        10,516     2.27
Ispat Industries Ltd. 3.00% convertible                               $3,499,000          1,295      .01
 Eurobond April 1, 2001
I.T.C. Ltd.                                                             3,049,547        58,459
I.T.C. Ltd. (GDR)                                                           8,300           160      .34
Mahanagar Telephone Nigam Ltd.                                          9,211,500        35,405
Mahanagar Telephone Nigam Ltd. (GDR)                                      730,250         5,769      .24
Mahindra & Mahindra Ltd.                                                1,835,916         5,837
Mahindra & Mahindra Ltd. (GDR)                                          1,013,566         3,091      .05
Max India Ltd.                                                             84,887           253
Max India Ltd. 12.50% nonconvertible                                   INR41,957            174      .00
 debenture March 2, 2004  (3)
Motor Industries Co. Ltd.                                                 102,780         7,828      .05
MphasiS BFL Ltd. (2) (3)                                                  534,000         4,783      .03
Nicholas Piramal India Ltd. (3)                                         1,127,117         8,675      .05
NIIT Ltd.                                                                 658,000        22,489      .13
Ranbaxy Laboratories Ltd.                                               2,335,900        33,678
Ranbaxy Laboratories Ltd. (GDR)                                         1,158,950        18,833      .30
Raymond Woollen Mills Ltd.                                                    200             1      .00
Rediff.com India Ltd. (ADR) (3)                                           337,500           844      .00
Reliance Industries Ltd.                                                4,355,680        31,642      .18
Satyam Computer Services Ltd. (2)                                       3,122,500        21,622      .13
SET India Ltd. (acquired 5/15/00, cost:                                   106,250        32,096      .19
 $34,131,000)(1)(3)
SET Satellite (Singapore) Pte. Ltd.                                     2,118,490        68,318      .40
 (acquired 5/15/00, cost: $72,434,000)(1)(3)
SmithKline Beecham Corp.                                                1,262,700        11,871      .07
State Bank of India                                                     8,498,900        35,101
State Bank of India (GDR)                                               1,289,700        10,640      .27
Tata Engineering and Locomotive Co. Ltd.                                   77,400           146      .00
Tata Infotech Ltd.                                                        184,498           863      .01
TVS-Suzuki Ltd.                                                           406,950         1,273      .01
United Phosphorus Ltd.                                                        300             1      .00
Videsh Sanchar Nigam Ltd.                                               1,002,612         6,475
Videsh Sanchar Nigam Ltd. (ADR)                                           105,043         1,313      .04
 (acquired 10/9/00, cost: $1,301,000)(1)
Wipro Ltd. (3)                                                          2,156,520       111,337      .65
Zee Telefilms Ltd.                                                      7,589,600        45,170      .26

                                                                                      1,514,205     8.78



INDONESIA 1.65%
APP Finance (VII) Mauritius Ltd. 3.50%                                    $88,000            24
 convertible bond April 30, 2003
APP Finance (VII) Mauritius Ltd. 3.50%                                 $6,180,000         1,669
 convertible bond April 30, 2003
  (acquired 4/23/98, cost: $6,180,000) (1)
Asia Pulp & Paper Co. Ltd (ADR) (3)                                    10,916,600         5,458      .04
PT Astra International Tbk (3)                                        108,212,800        22,486      .13
Gulf Indonesia Resources Ltd. (3)                                       2,535,000        23,607      .14
PT Hanjaya Mandala Sampoerna Tbk  (2)                                  51,572,000        79,836      .46
PT Indah Kiat Pulp & Paper Corp. Tbk (2)(3)                           266,262,100        22,822      .13
PT Indofood Sukses Makmur Tbk (2)(3)                                  754,484,500        60,751      .35
PT Indo-Rama Synthetics                                                21,039,000         1,639      .01
PT Mustika Ratu                                                           320,000            45      .00
PT Pabrik Kertas Tjiwi Kimia (3)                                       20,961,272         1,361
PT Pabrik Kertas Tjiwi Kimia, warrants,                                   410,175             5      .01
 expire July 15, 2002  (3)
Perusahaan Perseroan (Persero)                                         22,760,000        21,282      .13
 PT Indonesian Satellite Corp. Tbk
Perusahaan Perseroan (Persero) PT                                     202,031,040        43,030
 Telekomunikasi Indonesia Tbk., Class B
Perusahaan Perseroan (Persero) PT                                         116,804           482      .25
 Telekomunikasi Indonesia Tbk., Class B (ADR)

                                                                                        284,497     1.65



ISRAEL 3.85%
AudioCodes Ltd. (2) (3)                                                 2,298,800        31,177      .18
BackWeb Technologies Ltd. (3)                                              95,200           643      .00
Bank Hapoalim Ltd.                                                     20,855,100        60,537      .35
Bank Leumi le-Israel B.M.                                              21,441,500        49,717      .29
"Bezeq" The Israel Telecommunication                                    3,318,300        17,819      .10
 Corp. Ltd.
Camtek Ltd. (3)                                                           560,000         4,130      .02
Check Point Software Technologies Ltd. (3)                              1,979,800       264,427     1.53
DSP Group, Inc. (USA) (2)(3)                                            1,782,100        37,508      .22
ECI Telecom Ltd.                                                          526,200         7,359      .04
First International Bank of Israel Ltd.-(1)                             2,967,783         4,098
First International Bank of Israel Ltd.-(5)                             1,489,600        10,027      .08
Galileo Technology Ltd. (3)                                             1,072,200        14,475      .09
Matav-Cable Systems Media Ltd.                                            543,400         9,144
Matav-Cable Systems Media Ltd. (ADR)                                      244,575         8,025      .10
Metalink Ltd. (2) (3)                                                     992,200         9,550      .06
Nova Measuring Instruments Ltd. (3)                                       586,000         4,065      .02
Orbotech Ltd. (2) (3)                                                   2,287,500        85,352      .50
Partner Communications Co. Ltd (ADR) (3)                                  920,000         5,405      .03
RADVision Ltd. (3)                                                        406,800         5,009      .03
Sapiens International Corp. NV (2) (3)                                  1,629,000         1,782      .01
Tower Semiconductor Ltd. (2) (3)                                        1,185,900        12,526      .07
Vyyo Inc. (3)                                                             756,200         4,632      .03
Zoran Corp. (3)                                                         1,057,402        16,390      .10

                                                                                        663,797     3.85



KAZAKHSTAN 0.00%
JSC Kazkommertsbank (ADR)(acquired 9/10/97,                                70,700           398      .00
 cost: $1,466,000) (1) (3)





KENYA 0.00%
Kenya Commercial Bank Ltd. (3)                                            768,000           251      .00





MALAYSIA 2.09%
Amway (Malaysia) Holdings Bhd.                                          3,282,000         5,355      .03
Arab-Malaysian Finance Bhd.                                             9,855,000         8,143      .05
British American Tobacco (Malaysia) Bhd.                                5,519,500        50,838      .29
 [formerly Rothmans of Pall Mall
 (Malaysia) Bhd.]
Commerce Asset-Holding Bhd.                                            27,771,000        59,561
Commerce Asset-Holding Bhd., warrants,                                  2,807,000         1,285      .35
 expire March 16, 2002 (3)
Guinness Anchor Bhd.                                                    1,349,000         1,150      .01
Hap Seng Consolidated Bhd.                                              9,788,100         6,053      .04
IJM Corp. Bhd.                                                         12,162,714         8,514
IJM Corp. Bhd., warrants, expire                                        2,432,542           467      .05
 August 28, 2004 (3)
IOI Corp. Bhd. (2)                                                     46,752,500        31,373      .18
Malayan Banking Bhd.                                                   18,155,400        64,499      .37
Malaysian Pacific Industries Bhd.                                       5,046,800        20,718      .12
Nestle (Malaysia) Sdn. Bhd.                                             5,598,100        30,937      .18
Oriental Holdings Bhd.                                                  8,294,112         8,119      .05
Resorts World Bhd.                                                      3,761,000         5,988      .03
RHB Capital Bhd.                                                        8,355,000         5,343      .03
Star Publications (Malaysia) Bhd.                                       1,718,900         4,840      .03
Tanjong PLC                                                             7,849,500        14,769      .09
Telekom Malaysia Bhd.                                                   6,637,000        19,736      .11
UMW Holdings Bhd.                                                       6,475,859         8,521
UMW Holdings Bhd., warrants, expire                                       574,819           150      .05
 January 26, 2005 (3)
Warisan TC Holdings Bhd.                                                  189,500            78      .00
YTL Corp. Bhd.                                                          3,594,080         4,672
YTL Corp. Bhd., warrants, June 26, 2009 (3)                             1,146,770           201      .03

                                                                                        361,310     2.09



MAURITIUS 0.04%
State Bank of Mauritius                                                10,927,000         6,476      .04





MEXICO 14.09%
Apasco, SA de CV                                                        9,802,945        45,370      .26
Carso Global Telecom, SA de CV, Class A1,                              24,276,042        46,255      .27
 ordinary participation certificates (3)
Cemex, SA de CV, units                                                 26,858,651        97,071
Cemex, SA de CV, ordinary participation                                 1,106,458         3,999      .64
 certificates, units
Cemex, SA de CV, ordinary participation                                   498,500         9,004
 certificates, units (ADR)
Cemex, SA de CV, warrants, expire                                         707,229           169
 December 13, 2002 (3)
Coca-Cola FEMSA, SA de CV, Class L (ADR)                                3,366,300        75,321      .44
Consorcio International Hospital, SA de CV,                                23,970         3,316      .02
 convertible preferred, units
 (acquired 9/25/97, cost $4,827,000) (1)(3)
Controladora Comercial Mexicana, SA de CV,                             28,172,870        26,722      .15
 units (2)
Corp. Interamericana de Entretenimiento,                                9,896,213        40,398      .23
 SA de CV, Class B (3)
Fomento Economico Mexicano, SA de CV,                                   7,552,600        22,465
 units (2)
Fomento Economico Mexicano, SA de CV (ADR)(2)                           6,678,880       199,532     1.29
Grupo Carso, SA de CV, Class A, ordinary                                  737,300         1,825      .01
 participation certificates (3)
Grupo Financiero BBVA Bancomer, SA de CV,                          MXN 5,750,000            646      .00
 Series 2, 23.19% convertible subordinated
 debentures May 16, 2002
Grupo Industrial Bimbo, SA de CV , Class A                             24,098,000        33,835      .20
Grupo Industrial Maseca, SA de CV,                                        281,900           934      .01
 Class B (ADR)
Grupo Mexico, SA de CV                                                  2,617,300         7,895      .05
Grupo Televisa, SA, ordinary participation                              2,950,000         6,658
 certificates (3)
Grupo Televisa, SA, ordinary participation                              6,859,019       308,227     1.82
 certificates (ADR) (3)
Industrias Penoles, SA de CV                                              906,200           613      .00
Kimberly-Clark de Mexico, SA de CV, Class A,                           52,483,200       144,377      .84
 ordinary participation certificates
Telefonos de Mexico, SA de CV, Class A                                 18,275,000        41,435
Telefonos de Mexico, SA de CV, Class A (ADR)                                7,100           319
Telefonos de Mexico, SA de CV, Class L                                 27,412,500        62,295
Telefonos de Mexico, SA de CV, Class L (ADR)                           20,854,200       941,046     6.06
TV Azteca, SA de CV (ADR)                                               6,601,000        65,597
TV Azteca, SA de CV, ordinary participation                             8,205,424         4,984      .41
 certificates, units
Wal-Mart de Mexico, SA de CV, Class C  (3)                             38,913,634        71,635
Wal-Mart de Mexico, SA de CV, Class V (3)                              67,348,691       134,487
Wal-Mart de Mexico, SA de CV, Class V                                   1,701,712        33,609     1.39
 (ADR) (3)

                                                                                      2,430,039    14.09



MOROCCO 0.11%
Cimenterie de l'Oriental, Class A                                         100,641         7,590      .05
ONA SA                                                                     56,000         5,939      .03
Societe des Brasseries du Maroc                                            39,532         5,580      .03

                                                                                         19,109      .11



NIGERIA 0.06%
United Bank for Africa (GDR)                                              425,000        10,720      .06





PAKISTAN 0.07%
Engro Chemical Pakistan Ltd.                                            3,010,668         3,594      .02
Hub Power Co. Ltd. (GDR) (3)                                              553,328         4,427      .03
Pakistan Telecommunication Corp. (GDR)                                    104,400         3,758      .02

                                                                                         11,779      .07



PERU 0.37%
Banco Continental                                                         108,574            50      .00
Cementos Lima SA                                                          721,209         7,572      .04
Cia de Minas Buenaventura SA, Class B                                     995,485         6,720
Cia de Minas Buenaventura SA, Class B (ADR)                             1,105,867        16,035      .13
Credicorp Ltd. (2)                                                      4,909,362        29,456      .17
Minsur SA-Trabajo                                                       4,203,182         4,330      .03

                                                                                         64,163      .37



PHILIPPINES 1.96%
ABS-CBN Holdings Corp. (Philippine                                     30,909,800        30,352      .18
 Depositary Receipts) (3)
Ayala Corp.                                                            67,315,250        10,387      .06
Ayala Land, Inc.                                                      224,229,574        24,266
Ayala Land, Inc. 6.00% convertible bond                          PHP 260,000,000          4,429      .17
 March 19, 2002
Bank of the Philippine Islands                                         38,202,900        44,404      .26
Bayan Telecommunications Holdings Corp.,                                  724,790           726
 Class A (acquired 2/12/98, cost:
 $1,850,000) (1) (3)
Bayan Telecommunications Holdings Corp.,                                  241,431           242
 Class B (acquired 2/12/98, cost:
 $616,000) (1) (3)
Bayan Telecommunications Holdings Corp.,                                  180,000         8,514      .05
 convertible preferred (acquired 12/22/97,
 cost: $9,000,000) (1) (3)
Benpres Holdings Corp. (3)                                             57,120,300         3,320
Benpres Holdings Corp. (GDR) (3)                                        6,829,554         6,830      .06
GLOBE TELECOM, Inc., Class A (Philippine                                3,741,300        52,483      .30
 Deposit Receipts) (3)
International Container Terminal                                       19,533,588           305      .00
 Services, Inc. (3)
Manila Electric Co., Class A (GDR)                                      1,025,817         5,011      .03
 (acquired 2/26/99, cost: $9,974,000) (1)(3)
MUSIC Corp. (2) (3)                                                    27,281,000         1,558      .01
Philippine Long Distance Telephone Co.                                  2,606,450        45,182
Philippine Long Distance Telephone Co. (ADR)                            3,901,816        69,501
Philippine Long Distance Telephone Co.,                                    50,664         1,786      .67
 convertible preferred, Series III (GDS)
SM Prime Holdings, Inc.                                               217,863,600        25,323      .15
Union Cement Corp. (formerly HI                                        39,442,500           553      .00
 Cement Corp.) (3)
Universal Robina Corp.                                                 37,650,000         3,320      .02

                                                                                        338,492     1.96



POLAND-2.09%
Bank Przemyslowo-Handlowy SA (3)                                          430,895        24,530      .14
Bank Rozwoju Eksportu SA                                                  932,737        29,600      .17
Bank Slaski SA  (2)                                                       502,779        28,622      .17
Elektrim SA (3)                                                           832,244        10,201
Elektrim SA 3.75% convertible bond                               EURO 51,302,000         41,428      .30
 July 2, 2004
KGHM Polska Miedz SA (2)(3)                                               858,600         5,366
KGHM Polska Miedz SA (GDR) (2)(3)                                       5,092,100        63,906      .40
Polski Koncern Naftowy SA                                               4,000,000        21,802
Polski Koncern Naftowy SA (GDR)                                         6,675,700        74,267      .56
Powszechny Bank Kredytowy SA                                              767,925        19,719
Powszechny Bank Kredytowy SA, Class C (GDR)                                 4,220           110      .11
Telekomunikacja Polska SA (GDR)                                         2,662,838        18,174      .11
Wielkopolski Bank Kredytowy SA                                          3,423,003        22,721      .13

                                                                                        360,446     2.09



PORTUGAL-0.13%
TELECEL - Comunicacoes Pessoais, SA (3)                                 2,097,000        22,841      .13





RUSSIAN FEDERATION-1.86%
AO Mosenergo Power Generation and                                       4,015,300         9,637      .06
 Electrification Amalgamation (ADS)
Baring Vostok Private Equity Fund (acquired                             8,032,419         8,032      .04
 12/15/00, cost: $8,032,000)(1)(2) (3) (5)
Kamaz (3)                                                               4,345,000           999      .01
Lenenergo                                                              27,736,800         5,270      .03
Lukinter Finance BV 3.50% convertible bond                             $1,136,000         1,163
 May 6, 2002
LUKoil Holding, preferred (ADR)                                         6,279,629       230,728     1.34
Moscow City Telephone Network (3)                                       3,007,500        19,098      .11
New Century Capital Partners, LP (acquired                              5,256,300         2,750      .02
 12/7/95, cost: $5,492,000)(1)(2)(3)(5)
Nizhny Novgorod Sviazinform                                               780,000         1,030
Nizhny Novgorod Sviazinform (ADR)                                         400,000         1,056      .01
RAO Gazprom (ADR)                                                         907,904         5,788
RAO Gazprom (ADR) (acquired 10/21/96, cost:                             1,552,700         9,898      .09
 $24,539,000)(1)
Sibir Energy PLC (3)                                                       67,031            14      .00
StoryFirst Communications Inc., Class B,                                   10,383         4,413      .02
 convertible preferred,  (acquired 10/14/97,
 cost: $14,848,000)(1)(2)(3)
St. Petersburg Telephone Network JSC                                   12,913,020         4,778      .03
Unified Energy System of Russia                                       193,919,700        15,901
Unified Energy System of Russia (GDR)                                     124,200           963      .10

                                                                                        321,518     1.86



SOUTH AFRICA-5.03%
African Bank Investments Ltd. (3)                                       5,680,000         4,017      .02
African Oxygen Ltd.                                                    14,789,388        21,114      .12
Anglo American PLC (United Kingdom)                                       312,100        16,874      .10
Coronation Holdings Ltd. (2)                                              584,900         8,196
Coronation Holdings Ltd., Class N (2)                                   5,156,820        71,302      .46
Crew Development Corp. (acquired 2/15/00,                               2,200,000         1,424
 cost: $1,825,000)(1)(3)
Crew Development Corp. (acquired 6/21/00,                                 700,000           453
 cost: $532,000)(1)(3)
Crew Development Corp., warrants, expire                                1,600,000             8      .01
 February 8, 2001 (acquired 2/15/00,
 cost: less than $1,000)(1)(3)
De Beers Consolidated Mines Ltd.                                          745,700       19,947       .12
Dimension Data Holdings Ltd. (3)                                       35,850,782       243,571     1.41
Discovery Holdings Ltd.(3)                                              1,559,100         2,432      .01
Edgars Consolidated Stores Ltd.                                               239             1      .00
Gencor Ltd.                                                             2,993,500        12,267      .07
Gold Fields Ltd. (formerly Driefontein                                  1,142,998         3,868      .02
 Consolidated Ltd.) (3)
International Pepsi-Cola Bottler Investments                               17,784           359      .00
 (acquired 12/18/95, cost: $1,678,000)
 (1) (2) (3)
JD Group Ltd.                                                           4,978,846        26,293      .15
M-Cell Ltd.                                                            54,295,600       181,583     1.05
Metro Cash and Carry Ltd. (2)                                         102,760,852        13,991      .08
MIH Holdings Ltd. (3)                                                   7,672,800        18,104      .11
M-Web Holdings Ltd. (3)                                                 9,934,032         2,744      .02
Nasionale Pers Beperk (2)                                              12,144,800        49,366      .29
Old Mutual PLC                                                          5,482,700        13,595      .08
Remgro Ltd.                                                             1,285,700         8,753      .05
Sage Group Ltd.                                                         4,686,991         6,320      .04
Sasol Ltd.                                                              1,790,264        11,584      .07
South Africa Capital Growth Fund, LP,                                       2,180         1,328
 Class A (acquired 8/25/95,
 cost: $1,399,000)(1)(3)
South Africa Capital Growth Fund, LP,                                      13,650         8,317      .06
 Class D (acquired 8/25/95, cost: $8,554,000)
 (1)(3)
South African Breweries PLC                                            12,509,998        87,975      .51
South African Private Equity Fund III, Ltd.                                   252           252
 (acquired 10/6/00, cost: $252,000)(1)(2)(3)
South African Private Equity Fund III, LP                                  30,081        28,344      .16
 (acquired 9/23/98,
  cost: $30,081,000)(1)(2)(3)(5)
VenFin Ltd.                                                             1,285,700         3,425      .02

                                                                                        867,807     5.03



SOUTH KOREA-10.30%
Amkor Technology, Inc. (3)                                              5,507,200        85,448      .50
Anam Semiconductor, Inc. (3)                                            3,441,441         7,902      .05
GNG Networks, Inc. (3)                                                    981,959         5,598      .03
Hyundai Development Co. (Formerly Hyundai                               2,452,274         7,961      .05
 Industrial Development &
 Construction Co. Ltd.)
Hyundai Electronics Industries Co., Ltd. (3)                           10,759,291        34,288      .20
Hyundai Motor Co.                                                       5,940,864        56,916
Hyundai Motor Co. (GDR)                                                 7,134,204       39,238       .57
Hyundai Motor Co., nonvoting preferred (GDR)                            1,228,683        2,795
KorAm Bank (3)                                                          5,085,990        20,457      .12
Korea Telecom Corp. (ADR)                                               1,878,738        58,241      .34
Korea Telecom Freetel Co., Ltd. (3)                                       712,170        18,523      .11
Korea Zinc Co. Ltd. (2)                                                 1,177,012        10,577      .06
Kumgang Korea  Chemical Co., Ltd.                                         524,971        18,081      .10
 (formerly Keumkang Ltd.)
LG Electronics Inc., nonvoting                                            103,190           297      .00
 preferred (GDR)
Mirae Corp.                                                               132,429           137      .00
Pohang Iron & Steel Co., Ltd.                                           1,913,035      115,873
Pohang Iron & Steel Co., Ltd. (ADR)                                     1,795,320        27,940      .83
Samsung Co., Ltd.                                                       2,880,570        11,746      .07
Samsung Electro-Mechanics Co., Ltd (3)                                  2,007,960        54,531      .32
Samsung Electronics Co., Ltd.                                           2,106,199       263,483
Samsung Electronics Co., Ltd.,                                            100,923         5,514
 nonvoting preferred
Samsung Electronics Co., Ltd. (GDS)                                     5,358,599       383,140     3.82
Samsung Electronics Co., Ltd.,                                            264,441         7,404
 nonvoting preferred (GDS)
Samsung Fire & Marine Insurance                                         1,877,291        40,875      .24
Samsung SDI Co., Ltd. (formerly Samsung                                 3,217,836       119,745
 Display Devices)
Samsung SDI Co., Ltd. (GDR) (formerly                                   2,318,740        24,694      .84
 Samsung Display Devices)(2)
Samsung Securities Co., Ltd.                                              892,000        16,385      .09
Shinhan Bank                                                            9,875,700        81,320
Shinhan Bank (GDR)                                                      2,624,400        44,615      .73
Shinsung ENG (2)                                                        1,538,270         1,997      .01
SK Telecom Co., Ltd.                                                      469,910        94,131
SK Telecom Co., Ltd. (ADR)                                              4,671,590       110,074     1.18
Trigem Computer Inc. (2)                                                1,918,838         6,259      .04

                                                                                      1,776,185    10.30



SRI LANKA-0.01%
Asian Hotels Corp. Ltd. (3)                                             7,335,000           355      .00
Development Finance Corp. of Ceylon                                       932,861           903      .00
National Development Bank of Sri Lanka                                  1,995,900         1,015      .01

                                                                                          2,273      .01



TAIWAN-8.12%
Acer Communications & Multimedia Inc.                                   7,897,021         8,071      .05
 (formerly Acer Peripherals Inc. )
Advanced Semiconductor Engineering, Inc. (3)                           21,944,639        14,997
Advanced Semiconductor Engineering, Inc.                               17,221,409        52,741      .39
 (ADR) (3)
ASE Test Ltd. (3)                                                       4,172,100        35,463      .21
Asia Corporate Partners Fund, Class B                                      40,000        16,685      .10
 (acquired  3/12/96, cost: $19,419,000)(1)(5)
ASUSTeK Computer Inc.                                                  20,138,643        60,593
ASUSTeK Computer Inc. (GDR)                                             2,043,287         6,181      .39
Bank SinoPac                                                           74,534,100        32,117      .19
Cathay Life Insurance Co., Ltd.                                         6,183,640        10,845      .06
China Development Industrial Bank (3)                                   4,095,000         2,972      .02
China Steel Corp.                                                          29,000            17
China Steel Corp. (ADR) (acquired 7/30/99,                                  6,519            77      .12
 cost: $95,000)(1)
China Steel Corp. (GDS)                                                 1,752,590        20,812
CMC Magnetics Corp. (3)                                                 8,905,569         6,652      .04
Compal Electronics, Inc.                                                6,222,975         8,449      .05
Far Eastern Textile Ltd.                                                6,770,400         4,791
Far Eastern Textile Ltd. (GDR)                                            188,853         1,322      .03
Hon Hai Precision Industry Co., Ltd.                                   15,096,500        76,692
Hon Hai Precision Industry Co., Ltd. (GDR)                              2,656,940        31,551      .63
Microelectronics Technology, Inc. (2) (3)                              22,726,200        31,887      .18
Primax Electronics Ltd. (3)                                            11,644,190         5,018      .03
Procomp Informatics Ltd. (3)                                            2,189,560        4,701       .03
Seres Capital (Cayman Islands)                                                  2            30
 (acquired 3/12/96, cost: $12,000) (1) (2)
Seres Capital (Cayman Islands), nonvoting                                       8           151      .00
 (acquired 3/12/96 , cost: $63,000)(1)(2)
Siliconware Precision Industries Co., Ltd.                                  4,206            11      .00
 (ADR) (3)
Taiwan Semiconductor Manufacturing Co.,                               269,556,212       648,011
 Ltd. (3)
Taiwan Semiconductor Manufacturing Co.,                                 5,875,900       101,359     4.34
 Ltd. (ADR) (3)
United Microelectronics Corp. (3)                                      81,858,000       119,062
United Microelectronics Corp. (ADR) (3)                                 5,003,000        41,275      .93
United World Chinese Commercial Bank                                   55,190,280        40,053      .23
VIA Technologies, Inc. (3)                                              2,995,500        16,214      .09
Wus Printed Circuit Co., Ltd. (3)                                       2,475,315         2,141      .01

                                                                                      1,400,941     8.12



THAILAND-0.20%
Charoen Pokphand Feedmill PCL                                             332,178           297
Charoen Pokphand Feedmill PCL, warrants,                                  166,089            11      .00
 expire June 30, 2002 (3)
Dusit Thani PCL (3)                                                     1,083,366           550      .00
Electricity Generating Authority of Thailand                            1,336,047         1,202      .01
Haad Thip Co. Ltd.                                                        153,750           106      .00
Post Publishing PCL (2)                                                 2,525,000         2,155      .01
Serm Suk PCL                                                              210,166           388
Serm Suk PCL, local registered                                             64,960           136      .00
Siam City Cement PCL (3)                                                6,305,724        18,183      .11
Siam Commercial Bank PCL 5.25% convertible                             22,458,400        11,138
 preferred December 31, 2049 (3)
Siam Commercial Bank PCL, warrants, expire                                277,366            20      .07
 June 22, 2004 (3)

                                                                                         34,186      .20



TURKEY 6.08%
Akbank Turk AS                                                      6,041,037,300        38,331      .22
Aktas Elektrik Ticaret AS                                               4,273,718           957      .01
Anadolu Efes Biracilik ve Malt                                      1,861,314,321        90,315      .52
 Sanayii AS  (2)(3)
Eregli Demir ve Celik Fabrikalari TAS (3)                           1,066,381,600        21,891      .13
Koc Holding AS                                                        335,350,492        14,269      .08
Migros Turk TAS (2)                                                   864,415,033       110,988      .64
Netas, Northern Electric                                              187,361,200        19,301      .11
 Telekomunikasyon AS
Petrol Ofisi AS                                                       694,197,878        27,983      .16
Soktas AS Class B (3)                                                   6,988,000            54      .00
Trakya Cam Sanayii AS                                                 723,664,846         5,834      .03
Turkiye Garanti Bankasi AS (3)                                     11,860,013,860        66,400      .39
Turkiye Is Bankasi AS, Class C                                     26,989,916,197       443,250
Turkiye Is Bankasi AS, Class C (GDR)                                    1,058,600         1,747     2.58
Turkiye Sise ve Cam Fabrikalari AS (2) (3)                          5,451,015,374        40,691      .24
Yapi ve Kredi Bankasi AS (2) (3)                                   32,167,635,648       165,689      .96
Yapi ve Kredi Koray AS, Class B (2)(3)                                302,600,000         1,096      .01

                                                                                      1,048,796     6.08



UKRAINE 0.01%
JKX Oil & Gas PLC (3)                                                   6,338,095         1,231      .01





VENEZUELA 0.15%
Cia. Anonima Nacional Telefonos de Venezuela                            1,326,600        25,122      .15
 (CANTV), Class D (ADR)





VIETNAM 0.00%
Vietnam Investment Fund, ordinary, units                                        6             0
 (acquired 8/4/94, cost:  less than
 $1,000)(1) (3)
Vietnam Investment Fund, preferred, units                                      30           646      .00
 (acquired 8/4/94 , cost: $1,208,000)(1) (3)

                                                                                            646      .00



MULTINATIONAL 1.94%
Aminex PLC (acquired 8/1/97 ,                                           3,150,000         1,223      .01
 cost: $3,737,000)(1)(3)
Asia Pacific Resources International                                    3,024,800         2,119      .01
 Holdings Ltd. (3)
Billiton PLC                                                           17,265,100        66,485
Billiton PLC (ADR)                                                        139,000           565      .39
Black Swan Gold Mines Ltd. (3)                                          2,275,000           349      .00
Capital International Global Emerging Markets                              56,000        57,267      .33
 Private Equity Fund, LP (acquired 6/30/99,
 cost: $56,572,000)(1) (2)(3)(5)
Datacraft Asia Ltd                                                      5,290,561        24,971      .15
DiamondWorks Ltd. (3)                                                   3,966,000            53      .00
Genting International PLC (3)                                                 300            -       .00
Glencar Mining PLC (3)                                                    519,735            70      .00
Goldbelt Resources Ltd. (3)(4)                                            766,372            -       .00
IMPSAT Fiber Networks, Inc. (3)                                         1,306,150         5,714      .03
Kimberley Diamond Co. NL (formerly Kimberley                              426,221            69      .00
 Resources Ltd.) (3)
MIH Ltd., Class A (2)(3)                                                2,017,140        26,223      .15
New Asia East Investment Fund Ltd., Class A                               293,600         1,903
 (acquired 5/23/96, cost:$1,804,000)(1)(2)(5)
New Asia East Investment Fund Ltd., Class B                             4,006,400        25,968      .16
 (acquired 5/23/96,cost:$24,628,000)(1)(2)(5)
New Europe East Investment Fund Ltd.,Class B                                  436        24,300      .14
 (acquired 6/4/93, cost: $25,559,000)(1)(2)
Panamerican Beverages, Inc., Class A                                    6,362,400        90,267      .53
Pan Asia Special Opportunities Fund (Cayman)                              600,000         6,000      .04
 (acquired 10/18/00, cost: $1,200,000)
 (1)(3)(5)
StarMedia Network, Inc.(3)                                                147,600           279      .00

                                                                                        333,825     1.94



MISCELLANEOUS 1.21%
Equity securities in intital period of                                                  208,842     1.21
 acquisition
TOTAL EQUITY SECURITIES                                                              16,051,753    93.05
 (cost: $15,584,091,000)





                                                                       Principal       Market   Percent
                                                                          Amount         Value   Of Net
BONDS AND NOTES                                                             (000)         (000)  Assets


ARGENTINA 0.10%
 Republic of Argentina:
    10.25% July 21, 2030                                                  $2,600        $2,158
    11.75%  April 7, 2009                                                   1,100         1,026
    Series L, 6.00% March, 31, 2023 (6)                                     4,970         3,464    .04%
CEI Citicorp Holdings SA, Series B,                                    ARS10,575         10,354      .06
 11.25%  February 14, 2007

                                                                                         17,002      .10



BRAZIL 0.24%
Federal Republic of Brazil:
    10.125% May 15, 2027                                                    $650            520
    11.625% April 15,2004                                                     180           187
    Capitalization Bond PIK 8.00%                                          37,745        29,276
      April 15, 2014
    Eligible Interest Bond 7.625%                                           1,364         1,274
      April 15, 2006 (6)
    MYDFA Trust 7.625% September 15, 2007                                   2,446         2,128
   (acquired 10/2/96, cost: $2,209,000)(1)(6)
    New Money Bond Series L, 7.6875%                                        7,700         6,739      .23
      April 15, 2009 (6)
Globo Comunicacoes Participacoes Ltd.                                       1,615         1,369
 10.625% December 5, 2008
Globo Comunicacoes Participacoes Ltd. 10.625%                                 315           267      .01
 December 5, 2008 (acquired 6/18/99,
 cost: $230,000)(1)
McCaw International, Ltd. 0%/13.00%                                           170           105      .00
 April 15, 2007 (3) (7)
RBS Participacoes SA 11.00% April 1, 2007                                     250           208      .00
 (acquired 7/30/99, cost: $173,000)(1)

                                                                                         42,073      .24



BULGARIA 0.04%
Republic of Bulgaria:
    Front Loaded Interest Reduction Bond,                                   9,595         7,132
      Series A, 3.00% July 28, 2012 (6)
    Interest Arrears Bond 7.75%                                               150           113      .04
      July 28, 2011 (6)

                                                                                          7,245      .04



INDONESIA 0.05%
APP International Finance Co. 11.75%                                          700           294      .00
 October 1, 2005
DGS International Finance Co. BV 10.00%                                     1,525           202      .00
 June 1, 2007
Indah Kiat Finance Mauritius Ltd.:
    10.00% July 1, 2007                                                     7,189         2,839
    11.875% June 15, 2002                                                   2,950         2,021      .03
Pindo Deli Finance Mauritius Ltd.:
    10.25% October 1, 2002                                                  2,035         1,201
    10.75% October 1, 2007                                                  7,275         2,765      .02

                                                                                          9,322      .05



MEXICO 0.18%
Innova, S de RL 12.875% Senior Notes                                        1,000           882      .01
 due April 1, 2007
United Mexican States Government Bonds:
    8.625% March 12, 2008                                                   4,000         4,000
    11.375% September 15, 2016                                              5,260         6,141
    11.50% May 15, 2026                                                    11,750        14,306
    Par Bond:
       Series A,  6.25% December 31, 2019                                   4,650         4,253
 with warrants, expire June 30, 2003
       Series B,  6.25% December 31, 2019                                   1,600         1,463      .17
 with warrants, expire June 30, 2003

                                                                                         31,045      .18



NIGERIA 0.01%
Central Bank of Nigeria:
    Par Bonds 6.25% November 15, 2020                                       1,500           897
    Warrant 0% November 15, 2020                                                2             0      .01

                                                                                            897      .01



PANAMA 0.07%
Republic of Panama:
    8.875% September 30, 2027                                               5,615         4,787
    Interest Reduction Bonds 4.5%                                           4,621         3,656
 July 17, 2014 (6)
    Past Due Interest: Bonds 7.75%                                          3,766         2,862      .07
 July 17, 2016 (6)

                                                                                         11,305      .07



PERU 0.02%
Republic of Peru:
    Front Loaded Interest Reduction Bond:
      3.75% March 7, 2017 (6)                                               3,340         1,954
      3.75% March 7, 2017 (acquired 12/20/00,                               1,460           854      .02
 cost: $ 853,000)(1)(6)

                                                                                          2,808      .02



PHILIPPINES 0.05%
Republic of Phillippines 10.625%                                            9,900         8,143      .05
 March 16, 2025





POLAND 0.00%
Netia Holdings BV 0%/11.25%                                                   875           529      .00
  November 1, 2007 (3)(7)
PTC International Finance BV 0%/10.75%                                        625           458      .00
 July 1, 2007 (3)(7)

                                                                                            987      .00



RUSSIAN FEDERATION 0.19%
Russia 12.75% June 24, 2028                                                 2,950         2,464
Russia 12.75% June 24,2028 (acquired 6/18/98,                                 910           760
 cost $898,000) (1)
Russian Federation:
    2.50% March 31, 2030 (acquired 8/25/00,                                63,755        23,988
 cost: $27,505,000)(1)(6)
    8.25% March 31, 2010 (acquired 8/25/00,                                 7,559         4,728      .19
 cost: $5,418,000)(1)
                                                                                         31,940      .19




THAILAND 0.00%
Advance Agro Capital BV 13.00%                                              1,000           690      .00
 November 15, 2007





TURKEY 0.08%
Cellco Finance NV:
    12.75% Senior Notes due August 1, 2005                                    750           707
    15.00% Senior Notes due August 1, 2005                                  2,050         2,004      .01
Republic of Turkey:
    10.00% September 19, 2007                                               1,045           948
    11.875% January 15, 2030                                               12,280        10,868      .07

                                                                                         14,527      .08



VENEZUELA 0.09%
Republic of Venezuela:
   Debt Conversion Bonds:
      7.375% December 18, 2007 (6)                                          5,500         4,441
      9.25% September 15, 2027                                             16,505        10,687
   Front Loaded Interest Reduction Bonds:                                                            .09
      Series B, 7.625% March 31, 2007 (6)                                     774           633
                                                                                         15,761      .09

TOTAL BONDS AND NOTES (cost: $190,295,000)                                              193,745     1.12



                                                                       Principal        Market  Percent
                                                                          Amount         Value   Of Net
SHORT-TERM SECURITIES                                                       (000)         (000)  Assets


CORPORATE SHORT-TERM NOTES 3.52%
Alcatel S.A 6.64% due 1/16/01                                              24,400        24,329      .14
American Honda Finance Corp. 6.43%                                         10,000         9,877      .06
 due 03/9/01
Ciesco L.P 6.60% due 1/2/01                                                10,000         9,996      .06
Coca-Cola Co. 6.58% due 1/30/01                                            49,000        48,733      .28
DaimlerChrysler AG 6.64%due 1/30/01                                        50,000        49,724      .29
Den Danske Corp. Inc. 6.46% due 2/20/01                                    13,000        12,882      .07
Dresdner U.S. Finance Inc. 6.39%-6.42%                                     70,000        69,462      .40
 due 1/24-2/20/01
Estee Lauder Companies Inc. 6.55% due 1/19/01                              17,345        17,285      .10
Glaxo Wellcome PLC 6.61% due 1/31/01                                       29,000        28,837      .17
Halifax PLC 6.61% due 2/1/01                                               29,000        28,831      .17
Johnson & Johnson 6.52% due 1/12/01                                        26,000        25,944      .15
Merck & Co. Inc. 6.54% due 1/19/01                                         18,800        18,735      .11
Monsanto Co. 6.38% due 3/23/01                                             16,700        16,454      .09
Nestle Capital Corp. 6.53% due 1/4/01                                      37,200        37,173      .22
Preferred Receivables Funding Corp. 6.68%                                  32,500        32,368      .19
 due 1/22/01
Royal Bank of Canada 6.61% due 2/1/01                                      25,000        24,855      .14
Svenska Handelsbanken Inc. 6.61% due 2/20/01                               20,300        20,116      .12
Toyota Motor Corp. 6.59-6.63% due 1/8-1/25/01                              31,800        31,719      .18
UBS Finance (Deleware) Inc. 6.50-6.62%                                     56,985        56,880      .33
 due 1/2-1/16/01
Verizon Network Funding Co. 6.67%-6.68%                                    43,000        42,919      .25
 due 1/5-1/22/01

                                                                                        607,119     3.52



FEDERAL AGENCY DISCOUNT NOTES 0.99%
Fannie Mae 6.35%-6.66% due 2/22 - 3/15/01                                  58,000        57,340      .33
Federal Home Loan Bank Discount Corp.                                      92,200        91,967      .53
 6.56%-6.59% due 1/3-2/2/01
Freddie Mac 6.50% due 3/8/01                                               22,300        22,038      .13

                                                                                        171,345      .99



NON-U.S. GOVERNMENT SHORT-TERM
 OBLIGATIONS 0.00%
Republic of Argentina, Series C, 0%                                           546           515      .00
 October 15, 2001 (7)




NON-U.S. CURRENCY 0.06%
Taiwanese Dollar                                                      TWD325,992          9,858      .06

TOTAL SHORT-TERM SECURITIES                                                             788,837     4.57
  (cost:$789,223,000)

TOTAL INVESTMENT SECURITIES                                                          17,034,335    98.74
  (cost: $16,563,609,000)

Net unrealized appreciation on foreign                                                   33,208      .19
 currency contracts (8)

Excess of cash and receivables over payables                                           183,670      1.07
NET ASSETS                                                                          $17,251,213 100.00%

See Notes to Financial Statements


(1) Purchased in a private placement transaction; resale to the public may require registration, and no right to demand registration under U.S. law exists. As of December 31,2000, the total market value and cost of such securities was $388,226,000 and $466,917,000, respectively, and the market value represented 2.25% of net assets. Such securities, excluding certain convertible bonds and American Depositary Receipts, are valued at fair value.
(2) The fund owns 5.00% or more of the outstanding voting securities of this company, which represents investment in an affiliate as defined in the Investment Company Act of 1940.
(3)  Non-income producing securities.
(4)  Security is currently in default.
(5) Includes an unfunded capital commitment representing a binding commitment made by the fund which may be paid in the future.
(6)  Coupon rate may change periodically.
(7) Represents a zero coupon bond that will convert to a coupon-bearing security at a later date.
(8)  As of December 31,2000, the net payable consists of the following:



                                                                 <c
                                          Contract Amount            U.S. Valuation    at 12/31/2000
                                                                                          Unrealized
                                          Non-U.S.          U.S.             Amount     Appreciation
                                             (000)         (000)              (000)            (000)

Sales:
Korean Won                          KRW140,245,848    $  115,156            $110,656           $4,500
  expiring 7/5-12/21/2001
South African Rand                    ZAR3,843,707        532,680            503,972           28,708
  expiring 3/12/2001

Foreign Currency                                                                              $33,208
  Contracts ---net


Symbols:

Securities:
  ADR - American Depositary Receipts
  ADS - American Depositary Shares
  GDR- Global Depositary Receipts
  GDS-  Global Depositary Shares

Non - U.S. Currency
  ARS - Argentine Peso
  EUR - Euro Dollar
  INR - Indian Rupee
  KRW - Korean Won
  MXN - Mexican Peso
  PHP - Philippine Peso
  TWD - Taiwan Dollar
  ZAR - South African Rand

See Notes to Financial Statements


EQUITY SECURITIES ADDED TO THE                                                        EQUITY SECURITIES ELIMINATED FROM
PORTFOLIO SINCE JUNE 30, 2000                                                         THE PORTFOLIO SINCE JUNE 30, 2000


ABS-CBN Holdings                                                                                  Adana Cimento Sanayii
Anadolu Efes Biracilik ve Malt Sanayii                                                        Aluminium of Greece  SAIG
Anglo American                                                                                             Armada Gold
Arab-Malaysian Finance                                                                             Asian Paints (India)
Baring Vostok Private Equity Fund                                                      Bacnotan Consolidated Industries
Camtek                                                                                Banco Frances del Rio de la Plata
China.com                                                                                                Banco Nacional
Cia de Bebidas das Americas - AmBev                                                           Bank Handlowy w Warszawie
Datacraft Asia                                                                               Banque Commercial du Maroc
Discovery Holdings                                                                                        Bidvest Group
Flex Industires                                                                                       Chakwal Cement Co
GLOBE TELECOM                                                                       Cia de  Telecominicaciones de Chile
GNG Networks                                                                                     Cia. Cervejaria Brahma
Gold Fields                                                                                        Coca-Cola Beverages
Grupo Financiero Galicia                                                                  Ege Biracilik ve Malt Sanayii
Haad Thip                                                                                                Energy Aftrica
Hindalco Industries                                                                                      Fortune Cement
IMPSAT Fiber Networks                                                                                    Gedeon Richter
Industrial Credit and Investment Corp of India                                            Grupo Financiero BBV Probursa
Korea Telecom Freetel                                                                         Housing & Commercial Bank
Microelectronics Technology                                                                               Irkutskenergo
MphasiS BFL                                                                                                       Iscor
Pan Asia Special Opportunities Fund (Cayman)                                                        La Cemento Nacional
Perusahaan Perseron (Persero) PT Indonesian Satellite                                                Master Gain Scheme
Procomp Informatics                                                                                      Nergis Holding
Remgro                                                                                                      Pepsi Gemex
Samsung Securities                                                                                  Philippine Airlines
South African Private Equity Fund III, Ltd.                                                    Polifarb Cieszyn-Wroclaw
VenFin                                                                                  PTT Exploration and  Production
Voratim Celulose e Papel                                                                                Rembrandt Group
                                                                                              Road Builder (M) Holdings
                                                                                 Russian Telecommunications Development
                                                                                                            Sime Darby
                                                                                              Skyworth Digital Holdings
                                                                                                            Souza Cruz
                                                                                                                Tecsur
                                                                                  Telecom Argentina STET-France Telecom
                                                                                                             Telefonica
                                                                                                    Telefonica del Peru
                                                                                               Turk Dis Ticaret Bankasi
                                                                                             TVI-Televisao Independente
                                                                                                  Vietnam Frontier Fund
                                                                                                                    VSZ
                                                                                                               Wafabank
                                                                                                              Wattachak
                                                                                                YTL Power International

Emerging Markets Growth Fund
Financial Statements                                                     (Unaudited)

Statement of Assets and Liabilities
at December 31, 2000
(dollars in thousands except per share data)

Assets:
 Investment securities at market
  (cost: $16,563,609)                                                                    $17,034,335
 Cash                                                                                         10,574
 Receivables for-
  Sales of investments                                                       $30,269
  Sales of fund shares                                                       228,595
  Dividends and accrued interest                                              39,564
  Open forward currency contracts                                             33,208         331,636

                                                                                          17,376,545

Liabilities:
 Non-U.S. taxes payable                                                                       30,104
 Payables for-
  Purchases of investments                                                    26,826
  Unfunded capital commitments                                                56,734
  Management services                                                          8,809
  Accrued expenses                                                             2,859          95,228

                                                                                             125,332

Net Assets at December 31, 2000 -
  Equivalent to $48.69 per share on
  354,325,173 shares of $0.01 par value
  capital stock outstanding (authorized
  capital stock - 400,000,000 shares)                                                    $17,251,213



Emerging Markets Growth Fund, Inc.
Statement of Operations                                                  (Unaudited)
for the Six Months Ended December 31, 2000                               (dollars in
                                                                          thousands)

Investment Income:
 Income:
  Dividends                                                                  $90,973
  Interest                                                                    43,946        $134,919

 Expenses:
  Management services fee                                                     58,824
  Custodian fee                                                                8,058
  Registration statement and prospectus                                           53
  Auditing and legal fees                                                        138
  Directors' fees                                                                271
  Other expenses                                                                 113          67,457

 Net investment income

Realized Loss and Unrealized
 Depreciation on Investments:
 Realized loss before non-U.S. taxes                                        (252,726)
 Non-U.S. taxes                                                               (5,090)

  Net realized loss                                                                         (257,816)

 Net unrealized depreciation on investment
  securities                                                              (6,527,073)
 Net change in unrealized appreciation
   on open forward currency contracts                                         53,416

  Net unrealized depreciation                                             (6,473,657)
  Non-U.S. taxes                                                              47,401

   Net unrealized depreciation on
    investments                                                                           (6,426,256)

 Net realized loss and net unrealized
  depreciation on investments                                                             (6,684,072)

Net Decrease in Net Assets Resulting
 from Operations                                                                        $(6,616,610)

Emerging Markets Growth Fund, Inc.
Statement of Changes in Net Assets
(dollars in thousands)
                                                                         (Unaudited)

                                                                    Six Months Ended      Year Ended
                                                                        December 31,        June 30,
                                                                                2000            2000

Operations:
 Net investment income                                                       $67,462        $236,307
 Net realized gain (loss)on investments                                     (257,816)        544,096
 Net unrealized appreciation (depreciation)
  on investments                                                          (6,426,256)      3,713,358

  Net increase (decrease) in net assets
   resulting from operations                                             (6,616,610)       4,493,761

Dividends and Distributions Paid
 to Shareholders:
 Dividends from net
  investment income                                                         (124,077)       (318,059)

Capital Share Transactions:
 Proceeds from shares sold:
  33,369,053 and 39,012,206 shares, respectively                           1,908,675       2,639,392
 Proceeds from shares issued in
  reinvestment of net investment
  income dividends:
  2,256,260 and 4,595,840 shares, respectively                               112,565         288,159
 Cost of shares repurchased:
  10,896,350 and 40,834,319 shares, respectively                            (667,990)     (2,612,027)


  Net increase in net assets
   resulting from capital share
   transactions                                                            1,353,250         315,524

Total Increase (Decrease) in Net Assets                                  (5,387,437)       4,491,226

Net Assets:
 Beginning of period                                                      22,638,650      18,147,424

 End of period (including net investment
  income over net distributions: $(32,829) and
  $23,786, respectively)                                                 $17,251,213     $22,638,650

See Notes to Financial Statements

EMERGING MARKETS GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS                      (UNAUDITED)


1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - Emerging Markets Growth Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, interval investment company ("open-end interval fund"). As an open-end interval fund, the fund offers its shareholders the opportunity to purchase and redeem shares on a periodic basis. The fund's investment objective is to seek long-term capital growth through investment in developing country equity securities.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board.

NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or "when-issued" basis, the fund will instruct the custodian to segregate liquid assets in an amount sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized daily over the expected life of the security.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

UNFUNDED CAPITAL COMMITMENTS - Unfunded capital commitments represent agreements which obligate the fund to meet capital calls in the future. Payment would be made when a capital call is requested. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing of such capital calls cannot be readily determined. Unfunded capital commitments are recorded at the amount that would be paid when and if capital calls are made.

FORWARD CURRENCY CONTRACTS - The fund may enter into forward currency contracts, which represent agreements to exchange currencies of different countries at specified future dates at specified rates. The fund enters into these contracts to reduce its exposure to fluctuations in foreign exchange rates arising from investments denominated in non-U.S. currencies. The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the statement of assets and liabilities. The contracts are recorded in the statement of assets and liabilities at their net unrealized value. The fund records realized gains or losses at the time the forward contract is closed or offset by a matching contract. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities values underlying these instruments. Purchases and sales of forward currency exchange contracts having the same settlement date and broker are offset and presented net in the statement of assets and liabilities.

OPTIONS - The fund may purchase options in order to manage its exposure to local markets. The primary risks associated with the use of options are the imperfect correlation between the change in market value of securities and the value of options, the possibility of an illiquid market and the inability of the counterparty to meet the terms of the contracts.


2. NON-U.S. INVESTMENTS

INVESTMENT RISK - Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid. For the six months ended December 31, 2000, such non-U.S. taxes were $11,336,000.

Net realized gain of the fund derived in certain countries is subject to certain non-U.S. taxes. The fund provides for such non-U.S. taxes on investment income, net realized gain and net unrealized gain at the appropriate rates for each jurisdiction.

CURRENCY GAINS AND LOSSES - Net realized currency gains on dividends, interest, withholding taxes reclaimable, sales of non-U.S. bonds and notes, forward contracts and other receivables and payables, on a book basis, were $4,333,000 for the six months ended December 31, 2000.


3.    FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

As of December 31, 2000, net unrealized appreciation on investments, excluding forward currency contracts, for federal income tax purposes aggregated $368,986,000, net of accumulated deferred taxes totaling $30,978,000, of which $4,246,951,000 related to appreciated securities and $3,877,965,000 related to depreciated securities. For the six months ended December 31, 2000, the Fund recognized, for federal income tax purposes, capital losses totaling $22,933,000. As of December 31, 2000, the fund has available a net capital loss carryforward totaling $770,158,000 which may be used to offset capital gains realized during subsequent years through 2008 and thereby relieve the fund and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. The fund will not make distributions from capital gains while a capital loss carryforward remains. For the six months ended December 31, 2000, the fund recognized, for federal income tax purposes, net losses related to non-U.S. currency transactions of $2,452,000. Such amounts are treated as ordinary income for federal income tax purposes. The cost of portfolio securities, excluding forward currency contracts, for federal income tax purposes was $16,634,371,000 at December 31, 2000.


4.  FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $58,824,000 for management services was incurred pursuant to an agreement with Capital International, Inc. (CII), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement in effect through December 31, 2000, provided for monthly fees, accrued weekly, based on an annual rate of 0.90% on the first $400 million of the fund's net assets; 0.80% of such assets in excess of $400 million but not exceeding $1 billion; 0.70% of such assets in excess of $1 billion but not exceeding $2 billion; 0.65% of such assets in excess of $2 billion but not exceeding $4 billion; 0.625% of such assets in excess of $4 billion but not exceeding $6 billion; 0.60% of such assets in excess of $6 billion but not exceeding $8 billion; 0.58% of such assets in excess of $8 billion but not exceeding $11 billion; 0.56% of such assets in excess of $11 billion but not exceeding $15 billion; 0.54% of such assets in excess of $15 billion but not exceeding $20 billion; and 0.52% of such assets in excess of $20 billion. CII is owned by Capital Group International, Inc., which is a wholly owned indirect subsidiary of The Capital Group Companies, Inc.

TRANSFER AGENT FEE - A fee of $13,000 was incurred during the six months ended December 31, 2000, pursuant to an agreement with American Funds Service Company, the transfer agent for the fund. This amount is included with other expenses.

DEFERRED DIRECTORS' FEES - Directors who are unaffiliated with CII may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of December 31, 2000, aggregate amounts deferred and earnings thereon were $226,000. These amounts are included with accrued expenses.


5.   INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

As of December 31, 2000, accumulated undistributed net realized loss on investments was $1,082,769,000 and additional paid-in capital was $17,890,402,000.

The fund made purchases and sales of investment securities, excluding certain short-term securities, of $3,428,374,000 and $2,583,960,000 respectively, during the six months ended December 31, 2000.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $8,058,000 includes $250,000 that was paid by these credits rather than in cash.

Emerging Markets Growth Fund
Per-Share Data and Ratios

                                             Six Months Ended   Year Ended  June 30
                                                 12/31/00 /1/         2000      1999


Net Asset Value, Beginning of
 Period                                                $68.69       $55.53    $46.05
                                                     --------     --------  --------
 Income from Investment
  Operations:
  Net investment income                                  0.20         0.58      1.48
  Net realized and unrealized
   gain (loss) on investments
   before non-U.S. taxes                               (19.73)       13.86      8.03
  Non-U.S. taxes                                         (.11)        (.30)     (.03)
                                                     --------     --------  --------
   Total income (loss) from
    investment operations                              (19.64)       14.14      9.48
                                                     --------     --------  --------
 Less Distributions:
  Dividends from net
   investment income                                     (.36)        (.98)      ___
  Distributions from net                                                         ___
   realized gains                                         ___          ___
                                                     --------     --------  --------
   Total distributions                                   (.36)        (.98)      ___
                                                     --------     --------  --------
Net Asset Value, End of Period                         $48.69       $68.69    $55.53
                                                      =======      =======   =======
Total Return                                       28.62% /2/        25.63%    20.59%

Ratios/Supplemental Data:
 Net assets, end of period
  (in millions)                                   $17,251 /2/      $22,639   $18,147
 Ratio of expenses to average
  net assets                                         .34% /2/          .71%      .73%
 Ratio of expenses and non-U.S.
  taxes to average net assets                        .53% /2/         1.15%      .73%
 Ratio of net income to average
  net assets                                         .34% /2/         1.11%     3.03%
 'Portfolio turnover rate                          13.61% /2/        35.86%    33.71%



                                                        Year      Ended     June 30
                                                         1998         1997      1996
Net Asset Value, Beginning of
 Period                                                $70.87       $57.57    $52.36
                                                     --------     --------  --------
 Income from Investment
  Operations:
  Net investment income                                  1.56         1.61      1.30
  Net realized and unrealized
   gain (loss) on investments
   before non-U.S. taxes                               (20.69)       14.51      6.49
  Non-U.S. taxes                                         0.05         (.01)     (.01)
                                                     --------     --------  --------
   Total income (loss) from
    investment operations                              (19.08)       16.11      7.78
                                                     --------     --------  --------
 Less Distributions:
  Dividends from net
   investment income                                    (2.36)       (1.79)    (1.30)
  Distributions from net
   realized gains                                       (3.38)       (1.02)    (1.27)
                                                     --------     --------  --------
   Total distributions                                  (5.74)       (2.81)    (2.57)
                                                     --------     --------  --------
Net Asset Value, End of Period                         $46.05       $70.87    $57.57
                                                      =======      =======   =======
Total Return                                          (27.56)%      29.17%    15.49%

Ratios/Supplemental Data:
 Net assets, end of period
  (in millions)                                       $12,364      $13,584    $8,451
 Ratio of expenses to average
  net assets                                              .76%         .78%    .84%
 Ratio of expenses and non-U.S.
  taxes to average net assets                             .80%         .78%    .85%
 Ratio of net income to average
  net assets                                             2.58%        2.74%    2.54%
 'Portfolio turnover rate                               23.41%       23.75%   17.78%


/1/ Unaudited
/2/ Based on operations for
    the period shown and,
    accordingly, not representative
    of a full year's operations.


RESULTS OF EMGF SHAREHOLDERS MEETING
HELD OCTOBER 30, 2000

Shares Outstanding on August 16, 2000        332,563,648
Total Shares Voting on October 30, 2000      255,246,540 (76.7%)


PROPOSAL 1 - ELECTION OF DIRECTORS

DIRECTOR                VOTES FOR        PERCENT OF      VOTES         PERCENT
                                         SHARES          WITHHELD      OF SHARES
                                         VOTING FOR                    WITHHELD
R. Michael Barth        255,080,967      99.9%           165,572       .065%

Collette D.             255,083,426      99.9            163,113       .064
Chilton

Nancy Englander         254,901,316      99.8            345,223       .135

David I. Fisher         255,083,426      99.9            163,113       .064

Khalil Foulathi         255,083,426      99.9            163,113       .064

Beverly L.              254,465,475      99.6            781,065       .306
Hamilton

Raymond Kanner          255,083,426      99.9            163,113       .064

Marinus W.              255,083,426      99.9            163,113       .064
Keijzer

Hugh G. Lynch           254,467,934      99.6            778,605       .305

Helmut Mader            255,080,967      99.9            165,572       .065

William Robinson        255,083,426      99.9            163,113       .064

Aje K. Saigal           255,083,426      99.9            163,113       .064

Patricia A.             254,464,483      99.6            782,057       .306
Small*

Walter P. Stern         254,901,316      99.8            345,223       .135

Shaw B. Wagener         254,901,316      99.8            345,223       .135


*  Patricia A. Small subsequently resigned from the Board.


PROPOSAL 2

To approve a proposal to amend the Fund's fundamental investment policy to permit increased investments in the securities of any single issuer with respect to 25% of the Fund's assets and to amend the Fund's bylaws to reflect such amendment.


PROPOSAL 3

To approve a proposal to amend the Fund's fundamental investment policy concerning ownership of voting securities to permit ownership of more than 10% of the outstanding voting securities of any single issuer with respect to 25% of the Fund's assets and to amend the Fund's bylaws to reflect such amendment.


PROPOSAL 4

To approve a proposal to amend the Fund's fundamental investment policy concerning loans to clarify existing restrictions and to permit securities lending, and to amend the Fund's bylaws to reflect such amendment.


PROPOSAL 5

Ratification of the selection by the Board of Directors of the Fund of PricewaterhouseCoopers LLP as independent public accountants of the Fund for the fiscal year ending June 30, 2001.

PROPOSALS         VOTES FOR        PERCENT OF       VOTES           PERCENT OF         ABSTENTIONS      PERCENT OF
                                   SHARES           AGAINST         SHARES VOTING                       SHARES
                                   VOTING FOR                       AGAINST                             ABSTAINING

Proposal 2**      212,858,428      83.3%            41,390,554      16.200%            991,737          0.389%

Proposal 3**      219,406,034      85.9             26,757,956      10.400             9,076,729        3.500

Proposal 4**      237,325,855      92.9             11,216,249      4.300              6,698,616        2.600

Proposal 5        255,035,870      99.9             1,814           0.001              208,854          0.082

** Broker Non-Votes = 5,819



BOARD OF DIRECTORS

R. Michael Barth, The Hague, The Netherlands
Chief Executive Officer, F.M.O.,
The Netherlands Development Finance Company

Collette D. Chilton, Murray Hill, New Jersey
Chief Investment Officer,
Lucent Technologies, Inc.

Nancy Englander, Los Angeles, California
President of the fund
Senior Vice President, Capital International, Inc.

David I. Fisher, Los Angeles, California
Vice Chairman of the Board of the fund
Chairman of the Board,
Capital Group International, Inc.

Khalil Foulathi, Abu Dhabi, United Arab Emirates
Executive Director, Abu Dhabi Investment Authority

Beverly L. Hamilton, Los Angeles, California
Investment Management Adviser;
former President, ARCO Investment
Management Company

Raymond Kanner, Stamford, Connecticut
Director, Global Equity Investments,
IBM Retirement Funds

Marinus W. Keijzer, Zeist, The Netherlands
Adviser, Board of Management, Pensioenfonds PGGM

Hugh G. Lynch, Ridgewood, New Jersey
Director, The Greater China Fund;
former Managing Director, General Motors
Investment Management Corporation

Helmut Mader, Kronberg, Germany
Former Director, Deutsche Bank AG

William Robinson, New South Wales, Australia
Director, Deutsche Fund Management Limited

Aje K. Saigal, Singapore
Director, Global Equities,
Government of Singapore Investment Corp. Ptc Ltd.

Walter P. Stern, New York, New York
Chairman of the Board of the fund
Chairman of the Board,
Capital International, Inc.

Shaw B. Wagener, Los Angeles, California
Executive Vice President of the fund
President and Director,
Capital International, Inc.


OTHER OFFICERS

Roberta A. Conroy, Los Angeles, California
Senior Vice President and Secretary of the fund
Senior Vice President, Senior Counsel and Director,
Capital Guardian Trust Company

Hartmut Giesecke, Singapore
Senior Vice President of the fund
Chairman of the Board and Director,
Capital International K.K.;
Senior Vice President and Director,
Capital International, Inc.

Victor D. Kohn, Los Angeles, California
Senior Vice President of the fund
Senior Vice President and Director,
Capital International, Inc.

Nancy J. Kyle, New York, New York
Senior Vice President of the fund
Senior Vice President and Director,
Capital Guardian Trust Company

Michael A. Felix, Brea, California
Vice President and Treasurer of the fund
Senior Vice President, Capital International, Inc.

Peter C. Kelly, Los Angeles, California
Vice President of the fund
Senior Vice President, Senior Counsel and Director,
Capital International, Inc.

Robert H. Neithart, Los Angeles, California
Vice President of the fund
Executive Vice President and Research Director of Emerging Markets, and Director,
Capital International Research, Inc.

Abbe G. Shapiro, Los Angeles, California
Vice President of the fund
Vice President, Capital International, Inc.

Lisa B. Thompson, New York, New York
Vice President of the fund
Vice President and Research Director
of Emerging Markets, and Director,
Capital International Research, Inc.

Valerie Y. Lewis, Los Angeles, California
Assistant Secretary of the fund
Fund Compliance Specialist,
Capital International, Inc.

Jeanne M. Nakagama, Brea, California
Assistant Treasurer of the fund
Vice President, Capital International, Inc.

Lee K. Yamauchi, Brea, California
Assistant Treasurer of the fund
Vice President, Capital International, Inc.



OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER,
CAPITAL INTERNATIONAL, INC.
11100 Santa Monica Boulevard, 15th Floor
Los Angeles, California 90025-3302

135 South State College Boulevard
Brea, California 92821-5823

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006-2401


This report is for the information of shareholders of Emerging Markets Growth Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund.

Printed in USA  TAG/CGRC/4929
/C/ 2001 Emerging Markets Growth Fund, Inc.
Lit. No. EMGF-013-0201(NLS)